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                                                   Filed Pursuant to Rule 497(e)
                                                  Registration File No.: 2-82510



                                                                   June 28, 2004
                                                                      Supplement

[MORGAN STANLEY LOGO OMITTED]





              SUPPLEMENT DATED JUNE 28, 2004 TO THE PROSPECTUS OF
             MORGAN STANLEY VARIABLE INVESTMENT SERIES -- CLASS X
                               Dated May 1, 2004


The second paragraph of the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


   The Investment Manager has contracted with the Sub-Advisor, Morgan Stanley Investment Management Limited, in respect of the European Growth, the Global Advantage and the Global Dividend Growth Portfolios, to assist the Investment Manager in performing its investment management advisory functions. The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $389 billion as of March 31, 2004. The Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


The sixteenth paragraph of the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


   Global Advantage Portfolio -- The Portfolio is managed within the Global Core team. Current members of the team include Sandra Yeager, Benjamin Legge, Kate Cornish-Bowden, Simon Carter, Michael Allison, Mark Laskin and Jamie Wood.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.